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                             1998 STOCK OPTION PLAN
                                       OF
                               SMART ONLINE, INC.


1.      PURPOSE

        The purpose of the 1998 Stock Option Plan of Smart Online, Inc. (the "Plan") is to encourage and enable selected key employees, directors, independent contractors, consultants and advisors in the service of Smart Online, Inc. (the "Corporation") or its related corporations to acquire or to increase their holdings of Class B common stock of the Corporation or any common stock into which the Class B Common Stock is reclassified or converted (the "Common Stock") in order to promote a closer identification of their interests with those of the Corporation and its shareholders, thereby further stimulating their efforts to enhance the efficiency, soundness, profitability, growth and shareholder value of the Corporation. This purpose will be carried out through the granting of incentive stock options ("incentive options") intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("nonqualified options"). Incentive options and nonqualified options are referred to herein collectively as "options."

2.      ADMINISTRATION OF THE PLAN

                (a) The Plan shall be administered by the Board of Directors of the Corpora-tion (the "Board"). The Board may, in its sole discretion, delegate all or part of its administrative authority with respect to the Plan to a committee of the Board (the "Committee"). In such event, references to the "Board" (except for Section 15 herein) shall include references to such committee. In the event that the Corporation shall become subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Committee shall be comprised solely of two or more "non-employee directors," as said term is defined in Rule 16b-3 under the Exchange Act, unless the Board determines that such committee composition is not necessary or advisable. Further, in the event that the Corporation becomes subject to the requirements of Section 162(m) of the Code, the Committee shall, unless the Board determines otherwise, be comprised solely of two or more "outside directors," as such terms is defined under Section 162(m) or the regulations thereunder, or otherwise in accordance with Section 162(m) and such regulations.

                (b) Any action of the Board may be taken by a written instrument signed by all of the members of the Board and any action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. Subject to the provisions of the Plan, the Board shall have full and final authority, in its discretion, to take any action with respect to the Plan including, without limitation, the following: (i) to determine the individuals to receive options, the nature of each option as an incentive option or a nonqualified option, the times when options shall be granted, the number of shares to be subject to each option, the option price (determined in accordance with Section 6), the option period, the time or times when and conditions upon which each option shall be exercisable, and the other terms, conditions, restrictions and limitations of an option; (ii) to prescribe the form or forms of the agreements evi-denc-ing any options granted under the Plan; (iii) to establish, amend and rescind rules and regulations for the administration of the Plan; and (iv) to construe and interpret the Plan, the rules and regulations, and the agreements evidencing options granted under the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. In addition,

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        the Board shall have complete authority, in its discretion, to accelerate the date that any option which is not otherwise exercisable shall become exercisable in whole or in part, without any obligation to accelerate such date with respect to any other option granted to any person.

                (c) Notwithstanding Section 2(a) herein, the Board may delegate to the chief executive officer, president or other officer of the Corporation the authority to grant awards, and to make any or all determinations reserved for the Board in the Plan and summarized in
        Section 2(b) herein with respect to such awards, to any individual otherwise eligible to participate in the Plan; provided that, (i) if the Corporation shall become subject to the reporting requirements of the Exchange Act, such individual is not an officer or director of the Corporation (within the meaning of Section 16 of the Exchange Act) at the time of the grant or determination; and (ii) if the Corporation shall become subject to the requirements of Section 162(m) of the Code, such person is not a "covered employee," as such term is defined under
        Section 162(m) or the regulations thereunder.

3.      EFFECTIVE DATE

        The effective date of the Plan shall be November 12, 1998. Options may be granted under the Plan on and after the effective date, but not after November 11, 2008.

4.      OPTIONS; SHARES OF STOCK SUBJECT TO THE PLAN

        Both incentive options and nonqualified options, as designated by the Board, may be granted under the Plan. Subject to adjustment as provided in
Section 10, the shares of Common Stock that may be issued and sold pursuant to Options shall not exceed in the aggregate 900,000 shares of authorized but unissued shares of the Common Stock of the Corporation or shares purchased on the open market or by private purchase. The Corporation hereby reserves sufficient authorized shares of Common Stock to provide for the exercise of options granted hereunder. Any shares of Common Stock subject to an option which, for any reason, expires or is terminated unexercised as to such shares may again be subject to an option granted under the Plan.

5.      ELIGIBILITY

        An option may be granted only to an individual who satisfies the following eligibility requirements on the date the Option is granted:

                (a) The individual is either (i) a key employee of the Corporation or a related corporation, (ii) a director of the Corporation or a related corporation, or (iii) an independent contractor, consultant or advisor (collectively, "independent contractors") providing services to the Corporation or a related corporation. Directors of the Corporation or a related corporation who are otherwise eligible to participate in the Plan may be granted options under the Plan. For this purpose, an individual shall be considered to be an "employee" only if there exists between the individual and the Corporation or a related corporation the legal and bona fide relationship of employer and employee. Also, for this purpose, a "key employee" is an employee of the Corpora-tion or a related corporation whom the Board determines qualifies as a key employee based on the nature and extent of such employee's duties, responsibilities, personal capabilities, performance and potential, or any combination of such factors.

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                (b)     With respect to the grant of an incentive option, the
        individual is an employee who does not own, immediately before the time that the incentive option is granted, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or a related corporation; provided, that an individual owning more than ten percent of the total combined voting power of all classes of stock of the Corpora-tion or a related corporation may be granted an incentive option if the price at which such option may be exercised is greater than or equal to 110% of the fair market value of the shares on the date the option is granted and the option period does not exceed five years. For this purpose, an individual will be deemed to own stock which is attributed to him under Section 424(d) of the Code.

                (c)     The individual, being otherwise eligible under this
        Section 5, is selected by the Board as an individual to whom an option shall be granted (an "optionee").

6.      GRANT OF OPTIONS; OPTION PRICE

                (a) Subject to the limitations of the Plan, the Board may in its sole and absolute discretion grant options to such eligible persons in such numbers, upon such terms and at such times as the Board shall determine. Both incentive options and nonqualified options may be granted under the Plan. To the extent that an option is designated as an incentive option but does not qualify as such, the option (or portion thereof) shall be treated as a nonqualified option.

                (b) The price per share at which an option may be exercised (the "option price") shall be established by the Board at the time the option is granted and shall be set forth in the terms of the agreement evidencing the grant of the option; provided, that (i) the option price per share may not be less than the par value per share of the Common Stock; and (ii) in the case of an incentive option, the option price shall be equal to or greater than the fair market value per share of the Common Stock on the date the option is granted. In addition, the following rules shall apply:

                        (i) An incentive option shall be considered to be granted on the date that the Board acts to grant the option, or on any later date specified by the Board as the date of grant of the option. A nonqualified option shall be considered to be granted on the date the Board acts to grant the option or any other date specified by the Board as the date of grant of the option.

                        (ii) For the purposes of the Plan, the "fair market value" of the shares shall be determined in good faith by the Board in accordance with the following provisions: (A) if the shares of Common Stock are listed for trading on the New York Stock Exchange or the American Stock Exchange, the fair market value shall be the closing sales price per share of the shares on the New York Stock Exchange or the American Stock Exchange (as applicable) on the date immediately preceding the date the option is granted, or, if there is no transaction on such date, then on the trading date nearest preceding the date the option is granted for which closing price information is available, and, provided further, if the shares are quoted on the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market but are not listed for trading on the New York Stock Exchange or the American Stock Exchange, the fair market value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system on the date

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                immediately preceding the date the option is granted for which such information is available; or (B) if the shares of Common Stock are not listed or reported in any of the foregoing, then the fair market value shall be determined by the Administrator in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with the Code and accompanying regulations.

                        (iii) In no event shall there first become exercisable by the Optionee in any one calendar year incentive stock options granted by the Corpora-tion or any related corporation with respect to shares having an aggregate fair market value (determined at the time an option is granted) greater than $100,000.

7.      OPTION PERIOD AND LIMITATIONS ON THE RIGHT TO EXERCISE OPTIONS

                (a) The term of an option (the "option period") shall be determined by the Board when the option is granted and shall not extend more than ten years from the date on which the option is granted. An option shall be exercisable on such date or dates, during such period, for such number of shares, and subject to such conditions as shall be determined by the Board and set forth in the agreement evidencing such option, subject to the right of the Board to accelerate the time when options may be exercised. Any option or portion thereof not exercised before the expiration of the option period shall terminate.

                (b) An option may be exercised by giving written notice to the Corporation at such place and upon such conditions as the Corporation may direct. Such notice shall specify the number of shares to be purchased pursuant to an option and the aggregate purchase price to be paid therefor, and shall be accompanied by the payment of such purchase price. Such payment shall be in the form of (i) cash; (ii) check; (iii) if permitted by the Board, (A) shares of Common Stock owned by the optionee or withheld at the time of exercise; (B) promissory note (with such terms, conditions and restrictions as may be established by the Board); and/or (C) delivery of written notice of exercise to the Corporation and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the option price; or (iv) to the extent permitted by the Board, any combination of the foregoing methods. Shares tendered or withheld in payment upon exercise of an option shall be valued at their fair market value on the date of exercise, as determined by the Board by applying the provisions of Section 6(b)(ii).

                (c) No option granted to an optionee who was an employee at the time of grant shall be exercised unless the optionee is, at the time of exercise, an employee as described in Section 5(a), and has been an employee continuously since the date the option was granted, subject to the following:

                        (i) An option shall not be affected by any change in the terms, conditions or status of the optionee's employment, provided that the optionee continues to be an employee of the Corporation or a related corporation.

                        (ii) The employment relationship of an optionee shall be treated as continuing intact for any period that the optionee is on military or sick leave or other bona fide leave of absence, provided that the period of such leave does not exceed ninety days, or, if longer, as long as the optionee's right to reemployment is guaranteed either by statute or by contract. The employment relationship of an optionee shall also be treated as continuing intact while the optionee is not in active service because of disability. For purposes of this Section 7(c)(ii), "disability" shall mean the inability of the optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than twelve months. The Board shall determine whether an optionee is disabled within the meaning of this paragraph.

                        (iii) If the employment of an optionee is terminated because of disability within the meaning of subparagraph (ii), or if the optionee dies while he is an employee or dies after the termination of his employment because of disability, the option may be exercised only to the extent exercisable on the date of the optionee's termination of employment or death while employed (the "termination date"), except that the Board may in its discretion accelerate the date for exercising all or any part of the option which was not otherwise exercisable on the termination date. The option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (A) the close of the period of twelve months next succeeding the termination date; or (B) the close of the option period. In the event of the optionee's death, such option shall be exercisable by such person or persons as shall have acquired the right to exercise the option by will or by the laws of intestate succession.

                        (iv) Unless an individual option agreement provides otherwise, if the employment of the optionee is terminated for any reason other than disability (as defined in subparagraph
                (ii)) or death or for "cause," his option may be exercised to the extent exercisable on the date of such termination of employment, except that the Board may in its discretion accelerate the date for exercising all or any part of the option which was not otherwise exercisable on the date of such termination of employment. The option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (A) the close of the period of 90 days next succeeding the termination date; or (B) the close of the option period. If the optionee dies following such termination of employment and prior to the earlier of the dates specified in
                (A) or (B) of this sub-para-graph (iv), the optionee shall be treated as having died while employed under subparagraph (iii) immediately preceding (treating for this purpose the optionee's date of termination of employment as the termination date). In the event of the optionee's death, such option shall be exercisable by such person or persons as shall have acquired the right to exercise the option by will or by the laws of intestate succession.

                        (v) Unless an individual option agreement provides otherwise, if the employment of the optionee is terminated for "cause," his option shall lapse and no longer be exercisable as of the effective time of his termination of employment, as determined by the Board. For purposes of this subparagraph (v) and subparagraph (iv), the optionee's termination shall be for "cause" if such termination results from the optionee's (A) dishonesty; (B) refusal to perform his duties for the Corporation; or (C) engaging in conduct that could be materially damaging to the Corporation without a reasonable good faith belief that such conduct was in the best interest of the Corporation. The determination of "cause" shall be made by the Board and its determination shall be final and conclusive.

                        (vi) Notwithstanding the foregoing, the Board shall have authority, in its discretion, to extend the period during which an option may be exercised or modify the conditions upon which an option may be exercised; provided that, in the event that any such extension or modification shall cause an incentive option to be designated as a nonqualified option, no such extension shall be made without the prior written request and consent of the optionee.

                (d) Unless an individual option agreement provides otherwise, an option granted to an optionee who was non-employee a director or independent contractor of the Corporation or a related corporation at the time of grant (and who does not thereafter become an employee, in which case he shall be subject to the provisions of Section 7(c) herein) may be exercised only to the extent exercisable on the date of the optionee's termination of service to the Corporation or a related corporation (unless the termination was for cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (A) the close of the period of 90 days next succeeding the termination date; or (B) the close of the option period. If the services of such an optionee are terminated for cause (as defined in Section 7(c)(v) herein), his option shall lapse and no longer be exercisable as of the effective time of his termination of services, as determined by the Board. Notwithstanding the foregoing, the Board may in its discretion accelerate the date for exercising all or any part of an option which was not otherwise exercisable on the termination date, extend the period during which an option may be exercised, or modify the conditions upon which an option may be exercised, or any combination of the foregoing.

                (e) A certificate or certificates for shares of Common Stock acquired upon exercise of an option shall be issued in the name of the optionee (or his beneficiary) and distributed to the optionee (or his beneficiary) as soon as practicable following receipt of notice of exercise and payment of the option price. An optionee or his legal representative, legatees or distributees shall not be deemed to be the holder of any shares subject to an option unless and until certificates for such shares are delivered to him or them under the Plan.

                (f) Nothing in the Plan shall confer upon the optionee any right to continue in the employment or service of the Corporation or a related corporation as an employee, director or independent contractor, as the case may be, or to interfere in any way with the right of the Corporation or a related corporation to terminate the optionee's employment or service at any time.

                (g) If an optionee is subject to Section 16 of the Exchange Act, then, to the extent necessary to comply with Rule 16b-3, shares of Common Stock acquired upon exercise of an option may not, without the consent of the Board, be disposed of by the optionee until the expiration of six months after the date of grant of the option.

8.      CHANGE OF CONTROL

                (a) Except as provided in Section 8(b) herein, in the event of a Change of Control (as defined in Section 8(c) herein), all options outstanding as of the date of such Change of Control shall become fully exercisable, whether or not then otherwise exercisable. In such event, the Corporation shall provide optionees with a reasonable period of time, prior to the closing or effective date of the transaction constituting a Change of Control, during which to exercise such options and receive certificates representing shares acquired upon exercise.

                (b) Notwithstanding the foregoing, in the event of a merger, share exchange, reorganization or other business combination affecting the Corporation or a related corporation, the Board may, in its sole and absolute discretion, determine that any or all options granted pursuant to the Plan shall not become exercisable on an accelerated basis, if the Board or the surviving or acquiring corporation, as the case may be, shall have taken such action, including but not limited to the assumption of options granted under the Plan or the grant of substitute options or awards, as in the opinion of the Board is equitable or appropriate to protect the rights and interests of participants under the Plan.

                (c) For the purposes herein, as "Change of Control" shall be deemed to have occurred on the earliest of the following dates:

                        (i) The date any entity or person shall have become the beneficial owner of, or shall have obtained voting control over, fifty percent (50%) or more of the outstanding Common Stock of the Corporation (excluding for this purpose any person or entity owning more than fifty percent (50%) of the Common Stock as of the effective date of the Plan); or

                        (ii) The date the shareholders of the Corporation approve a definitive agreement (A) to merge or consolidate the Corporation with or into another corporation, in which the Corporation is not the continuing or surviving corporation or pursuant to which any shares of Common Stock of the Corporation would be converted into cash, securities or other property of another corporation, other than a merger of the Corporation in which holders of Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger as immediately before, or (B) to sell or otherwise dispose of all or substantially all the assets of the Corporation;

        For the purposes herein, the term "person" shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Corporation, a subsidiary of the Corporation or any employee benefit plan(s) sponsored or maintained by the Corporation or any subsidiary thereof, and the term "beneficial owner" shall have the meaning given the term in Rule 13d-3 under the Exchange Act.

9.      NONTRANSFERABILITY OF OPTIONS AND SHARES

        Incentive options shall not be transferable (including by pledge or hypothecation) other than by will or the laws of intestate succession. Nonqualified options shall not be transferable (including by pledge or hypothecation) other than by will or the laws of intestate succession, except as may be permitted by the Board in a manner consistent with the registration provision of the Securities Act of 1933, as amended (the "Securities Act"), or an exemption thereunder. An option shall be exercisable during the optionee's lifetime only by him.

10.     DILUTION OR OTHER ADJUSTMENTS

        If there is any change in the outstanding shares of Common Stock of the Corporation as a result of a merger, consolidation, reorganization, stock dividend, stock split distributable in shares, or other change in the capital stock structure of the Corporation, the Board shall make such adjustments to options, to the number of shares reserved for issuance and issuable under the Plan, and to any provisions of this Plan as the Board deems equitable to prevent dilution or enlargement of options or otherwise advisable to reflect such change.

11.     WITHHOLDING

        The Corporation shall withhold all required local, state and federal taxes from any amount payable with respect to an option or shares of Common Stock acquired upon exercise of an option. The Corporation shall require any recipient of shares pursuant to the exercise of an option to pay to the Corporation in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Corporation to such authority for the account of such optionee. Notwithstanding the foregoing, the Board shall have authority, in its discretion, to permit a recipient to elect to satisfy all or a portion of such obligations by electing to have the Corporation withhold shares of Common Stock to which the recipient is entitled in accordance with procedures established by the Board.

12.     CERTAIN DEFINITIONS

        For purposes of the Plan, the following terms shall have the meaning indicated:

                (a) "Related corporation" means any parent, subsidiary or predecessor of the Corporation.

                (b) "Parent" or "parent corporation" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if, at the time that the Option is granted, each corporation other than the Corporation owns stock possessing fifty percent or more of the total combined voting power of all classes of stock in another corporation in the chain.

                (c) "Subsidiary" or "subsidiary corporation" means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if, at the time that the Option is granted, each corporation other than the last corporation in the unbroken chain owns stock possessing fifty percent or more of the total combined voting power of all classes of stock in another corporation in the chain.

                (d) "Predecessor" or "predecessor corporation" means a corporation which was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under that Section had occurred) with the Corporation, or a corporation which is a parent or subsidiary of the Corporation, or a predecessor of any such corporation.

        In general, terms used in the Plan shall, where appropriate, be given the meaning ascribed to them under the provisions of the Code applicable to incentive stock options.

13.     STOCK OPTION AGREEMENT

        The grant of any option under the Plan shall be evidenced by the execution of an agreement (the "agreement") between the Corporation and the optionee. Such agreement shall set forth the date of grant of the option, the option price, the option period, the designation of the option as an incentive option or a nonqualified option, and the time or times when and the conditions upon the happening of which the option shall become exer-cis-able. Such agreement shall also set forth the restrictions, if any, with respect to which the shares to be purchased thereunder shall be subject, and such other terms and conditions as the Board shall determine which are consistent with the provisions of the Plan and applicable law and regulations.

14.     RESTRICTIONS ON SHARES

        The Corporation may impose such restrictions on any shares acquired upon exercise of options granted under the Plan as it may deem advisable, including, without limitation, restrictions necessary to ensure compliance with the Securities Act, the requirements of any stock exchange or self-regulatory organization and under any blue sky or state securities laws applicable to such shares. The Corporation shall not be under any obligation to issue, deliver or transfer shares, or to take any other action with respect to the Plan, unless such action is in compliance with applicable laws, rules and regulations (including but not limited to the requirements of the Securities Act). The Corporation may cause a restrictive legend to be placed on any certificate issued pursuant to the exercise of an Option in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel to the Corporation. The Corporation may require any optionee to become a party to a stockholder's agreement as a condition to the issuance of the shares upon exercise of an option.

15.     AMENDMENT OR TERMINATION

        The Plan and any option may be amended or terminated at any time by action of the Board; provided, that:

                (a) The approval of the shareholders of the Corporation shall be required for any amendment to the Plan which requires such shareholder approval under applicable law, rule or regulation; and

                (b) No outstanding option shall be amended or terminated (i) without the consent of the optionee if such amendment or termination would adversely affect the optionee's rights with respect to such option; and (ii) if the option is an incentive option, without the opinion of legal counsel to the Corporation that such amendment or termination will not constitute a "modification" within the meaning of
        Section 424 of the Code if the Board determines such an opinion is necessary.

16.     APPLICABLE LAW

        Except as otherwise provided herein, the Plan shall be construed and enforced according to the laws of the State of North Carolina.

17.     SHAREHOLDER APPROVAL

        The Plan is subject to the approval of the shareholders of the Corporation, which approval must occur, if at all, within twelve months of the effective date of the Plan. All incentive options granted prior to shareholder approval shall be conditioned upon such approval, and no incentive option shall be exercisable prior to such approval.


        IN WITNESS WHEREOF, this 1998 Stock Option Plan of Smart Online, Inc., is, by the authority of the Board of Directors of the Corporation, executed in behalf of the Corporation, effective the 12th day of November, 1998.

                                          SMART ONLINE, INC.



                                          By: /s/ D. Michael Nouri
                                              -------------------------
                                              D. Michael Nouri
                                              President



Attest:


/s/ Johnny Jones
----------------------------
Johnny Jones
Secretary

[Corporate Seal]

                             1998 STOCK OPTION PLAN
                                       OF
                 AMERICAN INSTITUTE FOR FINANCIAL RESEARCH, INC.

                             STOCK OPTION AGREEMENT


        THIS AGREEMENT, made the ______ day of ____________, _____, between American Institute for Financial Research, Inc., a North Carolina corporation (the "Corporation"), and __________________________ (the "Optionee");

                                R E C I T A L S :

        In furtherance of the purposes of the 1998 Stock Option Plan of American Institute for Financial Research, Inc. (the "Plan"), the Corporation and the Optionee hereby agree as follows:

        1. The rights and duties of the Corporation and the Optionee under this Agreement shall in all respects be subject to and governed by the provisions of the Plan, a copy of which has been delivered to the Optionee and the terms of which are incorporated herein by reference.

        2. The Corporation hereby grants to the Optionee pursuant to the Plan, as a matter of separate inducement and agreement in connection with his employment with or service to the Corporation or related corporation, and not in lieu of any salary or other compensation for his services, the right and option (the "Option") to purchase all or any part of an aggregate of _______________ (_________) shares (the "shares") of the common stock of the Corporation, at the purchase price of _____________________________ Dollars ($__________) per share.
The Option to purchase ________________ (________) of the shares shall be designated as an incentive option. The Option to purchase ______________________ (_______) of the shares shall be designated as a nonqualified option. To the extent that any option is designated as an incentive option and such Option does not qualify as an incentive option, it shall be treated as a nonqualified option. Except as otherwise provided in the Plan, the Option will expire if not exercised in full before _________________________, ______.

        3. The Option shall become exercisable on the date or dates (and subject to any conditions) set forth on Schedule A attached hereto. To the extent that an Option which is exercisable is not exercised, such Option shall accumulate and be exercisable by the Optionee in whole or in part at any time prior to expiration of the option. Upon the exercise of an Option in whole or in part, the Optionee shall pay the option price to the Corporation in cash or by check [ADD ADDITIONAL PAYMENT ALTERNATIVES IF APPLICABLE], in accordance with the provisions of Section 7 of the Plan, and the Corporation shall as soon thereafter as practicable deliver to the Optionee a certificate or certificates for the shares purchased.

        4. Nothing contained in this Agreement or the Plan shall require the Corporation or a related corporation to continue the employment or service of the Optionee for any particular period of time, nor shall it require the Optionee to remain in the employment of or in service to the Corporation or such related corporation for any particular period of time. Except as otherwise expressly provided in the Plan, all rights of the Optionee under the Plan with respect to the unexercised portion of his Option shall terminate upon termination of the employment or service of the Optionee with the Corporation or a related corporation.

        5. This Option shall not be transferable (including by pledge or hypothecation) other than by will, the laws of intestate succession or pursuant to a qualified domestic relations order, and this Option shall be exercisable during the Optionee's lifetime only by the Optionee.

        6. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective executors, administrators, next-of-kin, successors and assigns.

        7. This Agreement may be modified or amended only by the written agreement of the parties hereto.

        8. This Agreement shall be construed and enforced according to the laws of the State of North Carolina.

  [ADDRESS SHAREHOLDERS', BUY-SELL, ETC. AGREEMENT REQUIREMENTS IF APPLICABLE.]


        IN WITNESS WHEREOF, this Agreement has been executed in behalf of the Corporation and by the Optionee on the day and year first above written.


                                AMERICAN INSTITUTE FOR FINANCIAL RESEARCH, INC.


                                                     By: _______________________
                                                   Name: _______________________
                                                  Title: _______________________

Attest:

------------------------------
Secretary

[Corporate Seal]

                                    OPTIONEE


                                                                          (SEAL)

                             1998 STOCK OPTION PLAN
                                       OF
                 AMERICAN INSTITUTE FOR FINANCIAL RESEARCH, INC.

                             STOCK OPTION AGREEMENT

                                   SCHEDULE A




Date option granted: __________________, _____
Date option expires: __________________, _____
Number of shares subject to option: _______ shares
Option price (per share): $________



Date Installment            Percent of Shares to                Incentive or
First Exercisable        Which Option is Exercisable        Nonqualified Option
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